SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 8, 2006 (February 2, 2006)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	001-13957 (Commission file number)	91-1032187 (I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Exchange of Common Stock for Partnership Units.
The Registrant is the general partner of Red Lion Hotels Limited Partnership (the “Partnership”). Under the Agreement of Limited Partnership, as amended, of the Partnership (“the Partnership Agreement”), the limited partners have the right to put their partnership units (the “Units”) to the Partnership, in which event either (a) the Partnership must redeem the Units for cash, or (b) the Registrant, as general partner, must acquire them for cash or in exchange for an equal number of shares of the Registrant’s common stock.
On January 18, 2006, the Partnership sold a portion of the WestCoast Ridpath Hotel in Spokane (the “Ridpath”). The Ridpath was contributed to the Partnership in 1998 by Dunson Ridpath Hotel Associates Limited Partnership (“Dunson”) in a tax free exchange for certain Units.
On January 19, 2006, Dunson elected to put 135,344 Units to the Partnership. On January 27, 2006, the Registrant elected to issue 135,344 shares of its common stock (the “Exchange Stock”) to Dunson in exchange for these Units. On February 2, 2006, the Registrant and Dunson entered into a Ninth Amendment to the Partnership Agreement pursuant to which the Registrant acquired the 135,344 Units, and the Registrant issued the Exchange Stock to Dunson. The Registrant now owns almost 99% of the outstanding Units.
The Registrant expects dilution from issuance of the Exchange Stock to be partially offset by a reduction in the minority interest for the Partnership that will be reflected in the Registrant’s future financial statements. Therefore, the Registrant does not expect that the issuance of the Exchange Stock will materially affect the Registrant’s per share operating results.
The Registrant has notified the remaining limited partners of the Partnership that, if they put their Units to the Partnership, the Registrant will elect to issue an equal number of shares of its common stock in exchange for the Units, and provide the limited partners registration rights substantially similar to those held by Dunson as described below. Such remaining limited partners collectively own 150,817 Units.
Registration Rights Agreement
In connection with the issuance of the Exchange Stock, the Registrant and Dunson entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Registrant has agreed to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Shelf Registration Statement”) relating to the offer and sale of the Exchange Stock by Dunson or any of its partners to whom the Exchange Stock may be distributed. The Registrant agreed to file the Shelf Registration Statement no later than 30 calendar days following the date of filing by the Registrant of its 2005 Form 10-K, and, thereafter, to use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act of 1933, as amended, no later than 60 calendar days following the date of such filing. The Registrant agreed to keep such

Shelf Registration Statement effective until the earlier of (1) the sale of all stock registered under the Shelf Registration Statement; and (2) February 1, 2007 (the “Effectiveness Period”).
Under the Registration Rights Agreement, the Registrant is entitled to suspend the use of the Shelf Registration Statement for a period not to exceed an aggregate of 120 days during the Effectiveness Period if the Board of Directors of the Registrant determines in good faith that, because of valid business reasons, it is in the best interests of the Registrant to suspend such use. Additionally, the Registrant is not obligated to effect a registration pursuant to the Registration Rights Agreement or maintain the effectiveness of a Shelf Registration Statement if Form S-3 is not available for use by the Registrant for any reason.
Dunson has agreed to reimburse the Registrant for expenses incurred in connection with the Shelf Registration Statement, including, but not limited to, registration fees, printing and filing fees, legal fees and accounting fees.
The Registrant may also elect to include in the Shelf Registration Statement any other shares of common stock issued by the Registrant in exchange for Units. The expenses of the Shelf Registration Statement payable by Dunson will be prorated if such other shares of common stock are included in the Shelf Registration Statement.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
The information in Item 1.01 of this Form 8-K (with regards to the issuance of the Exchange Stock) is hereby incorporated by reference into this Item 3.02.
The Exchange Stock was issued to Dunson in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.

Exhibit No.	Exhibit
10.1	Eighth Amendment to Agreement of Limited Partnership of Red Lion Hotels Limited Partnership
10.2	Ninth Amendment to Agreement of Limited Partnership of Red Lion Hotels Limited Partnership
10.3	Registration Rights Agreement dated February 2, 2006 between the Registrant and Dunson Ridpath Hotel Associates Limited Partnership

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: February 8, 2006	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Eighth Amendment to Agreement of Limited Partnership of Red Lion Hotels Limited Partnership
10.2	Ninth Amendment to Agreement of Limited Partnership of Red Lion Hotels Limited Partnership
10.3	Registration Rights Agreement dated February 2, 2006 between the Registrant and Dunson Ridpath Hotel Associates Limited Partnership